Exhibit 10.26
SEVENTH AMENDMENT TO STOCKHOLDERS’ AGREEMENT
     THIS SEVENTH AMENDMENT TO STOCKHOLDERS’ AGREEMENT (this “Amendment”) is entered into as of September 22, 2010 (the “Seventh Amendment Date”), by and among TrustWave Holdings, Inc., a Delaware corporation (the “Company”), and the persons signatory hereto (the “Signatories”).
RECITALS
     WHEREAS, the Company and its stockholders are parties to that certain Stockholders’ Agreement, dated as of March 14, 2005, as amended through the date hereof (as so amended, the “Original Agreement”); and
     WHEREAS, all capitalized terms used in this Amendment which are not defined herein shall have the respective meanings assigned to them in the Original Agreement; and
     WHEREAS, the Signatories constitute the holders of at least a majority of the issued and outstanding shares of Common Stock (on an as-converted basis); and
     WHEREAS, the parties hereto desire to amend the Original Agreement as provided in this Amendment.
     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises, representations, warranties, covenants and conditions contained in this Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:
     1. Change in Director Description.
          (a) Section 1.1(b)(vi) of the Original Agreement is hereby amended to read, in its entirety, as follows:
(vi) one (1) individual (the “Other Director “) nominated by the Board of Directors.
          (b) Section 1.2(h) of the Original Agreement is hereby amended to read, in its entirety, as follows:
(h) The Stockholders shall vote all of their shares of capital stock of the Company to cause the Other Director to be removed during his or her term of office, when and only when they are so directed to be removed in writing by the Board of Directors or for Cause.
          (c) Section 1.3(i) of the Original Agreement is hereby deleted.

(d) Section 4.4(a) of the Original Agreement is hereby amended to read in its entirety, as follows:
a. Each certificate representing shares of capital stock that are subject to this Agreement shall bear a legend in substantially the following form, until such time as the shares of capital stock represented thereby are no longer subject to the provisions hereof:
THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED FROM TIME TO TIME, (THE “ACT”) OR ANY STATE SECURITIES LAWS. THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR UNLESS THE TRANSACTION IS MADE PURSUANT TO AND IN COMPLIANCE WITH RULE 144 OF THE ACT OR THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL OR OTHER EVIDENCE SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.
THE SHARES REPRESENTED BY THIS CERTIFICATE ARE ALSO FURTHER SUBJECT TO THE PROVISIONS OF A STOCKHOLDERS’ AGREEMENT AMONG THE ISSUER OF SUCH SECURITIES (THE “COMPANY”) AND CERTAIN OF THE COMPANY’S STOCKHOLDERS, AS THE SAME MAY BE AMENDED FROM TIME TO TIME, A COPY OF WHICH IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICES OF THE COMPANY, AND, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, NO SALE, ASSIGNMENT, TRANSFER OR OTHER DISPOSITION OF THESE SHARES SHALL BE VALID OR EFFECTIVE UNLESS MADE IN COMPLIANCE WITH ALL OF THE TERMS AND CONDITIONS OF SUCH AGREEMENT.
THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL, OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OF THE COMPANY OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.
(e) Section 4.9 of the Original Agreement is hereby amended to read in its entirety, as follows:

Modification or Amendment. Neither this Agreement nor any provision hereof can be modified, amended, changed, discharged or terminated except by an instrument in writing, signed by at least a majority of the issued and outstanding shares of Common Stock (on an as-converted basis); provided, that (x) Sections 1.1(b)(i), 1.2(b) and 1.3(a) may not be modified, amended, changed, discharged or terminated without the written consent of FTV, Sections 1.1(b)(iii), 1.2(c) and 1.3(b) may not be modified, amended, changed, discharged or terminated without the written consent of Kiphart, Sections 1.1(b)(ii), 1.2(d) and 1.3(d) may not be modified, amended, changed, discharged or terminated without the written consent of TrustWave Majority Holders, Sections 1.1(b)(iv), 1.2(e) and 1.3(c) may not be modified, amended, changed, discharged or terminated without the written consent of MBK, and Sections 1.1(b)(v), 1.2(g), 1.3(g) and 1.3(h), may not be modified, amended, changed, discharged or terminated without the written consent of the SecurePipe Majority Holders and (y) Section 2.1 may not be modified, amended, changed, discharged or terminated without the written consent of the holders of at least 66 ⅔% of the then outstanding shares of Series A Preferred, Section 2.2 may not be modified, amended, changed, discharged or terminated without the written consent of TrustWave Majority Holders and Section 2.3 may not be modified, amended, changed, discharged or terminated without the written consent of MBK; provided further that, any such amendment, modification, change, discharge, termination or waiver that would adversely affect the rights hereunder of any Stockholder in its capacity as a Stockholder, without similarly affecting the rights hereunder of all Stockholders of such class, in their capacities as Stockholders of such class, shall not be effective as to such Stockholder without its prior approval. The inclusion of additional Persons as parties to this Agreement pursuant to a counterpart signature page or joinder agreement approved by the Company shall not require an amendment to this Agreement.
          2. Removal of Director. The Stockholders shall vote all of their shares of capital stock of the Company to cause the Elavon Director to be removed from office effective as of the Seventh Amendment Date. The Board of Directors shall have the right to appoint a person to serve as the Other Director by Section 1(a) above, which shall initially be Stuart Harvey, such person to serve the remaining term of the removed Elavon Director.
          3. No Other Amendments. Except as expressly amended by this Amendment, all of the terms and provisions of the Original Agreement shall remain in full force and effect.
          4. Counterparts. This Amendment may be executed by facsimile and in counterparts, each of which shall be an original, but all of which together shall constitute one instrument.
[Signature Page Follows]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the Seventh Amendment Date.

COMPANY: TRUSTWAVE HOLDINGS, INC.
By:	/s/ Rober McCullen
	Name:	Robert McCullen
	Title:	Chief Executive Officer

STOCKHOLDERS: Financial Technology Ventures II (Q), L.P.

By:	Financial Technology Management, II, LLC

By:	/s/ Richard Garman
	Name:	Richard Garman
	Title:	Managing Member

Financial Technology Ventures II, L.P.

By:	Financial Technology Management, II, LLC

By:	/s/ Richard Garman
	Name:	Richard Garman
	Title:	Managing Member

/s/ Richard Kiphart
Richard Kiphart

/s/ David Valentine
David Valentine

DBRC Investments, LLC.
By:	/s/ Robert McCullen
Name:
Title:

/s/ Joseph L. Patanella
Joseph L. Patanella

/s/ Phillip J. Smith
Phillip J. Smith

Caledonia Investments, L.P.
By:	/s/ Tim Nicholson
	Name:	Tim Nicholson
Title:

The Nicholson Family Limited Partnership
By:	/s/ Tim Nicholson
	Name:	Tim Nicholson
Title:

MBK Ventures, LLC
By:	/s/ Robert McCullen
	Name:	Robert McCullen
	Title:	Manager

THE PRODUCTIVITY FUND, IV L.P.

By:	First Analysis Management Company IV,
L.L.C., its General Partner

By:	First Analysis Venture Operations and
Research, L.L.C., its Member

By:	First Analysis Corporation, its Manager

By:	/s/ Howard S. Smith
Howard S. Smith, Managing Director

THE PRODUCTIVITY FUND, IV ADVISORS FUND, L.P.

By:	First Analysis Management Company IV, L.L.C., its General Partner

By:	First Analysis Venture Operations and Research, L.L.C., its Member

By:	First Analysis Corporation, its Manager

By:	/s/ Howard S. Smith
Howard S. Smith, Managing Director

SRBA #5, L.P.
By:
It: